EXHIBIT 10
                             CONSENT OF KPMG, LLP
                              INDEPENDENT AUDITOR
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                                                                    Exhibit 10


                         INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees
USAA Life Investment Trust:

We consent to the use of our report dated February 2, 2001, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.


                                                  /S/KPMG LLP


San Antonio, Texas
April 27, 2001